o   MUN *SA1

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                           SHARE CLASS REDESIGNATION
                           Effective January 1, 1999

                           Class A - Formerly Class I
                           Class C - Formerly Class II
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                         SUPPLEMENT DATED APRIL 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                       FRANKLIN MUNICIPAL SECURITIES TRUST
                              DATED OCTOBER 1, 1998

The Statement of Additional Information is amended as follows:


I. On January 12, 1999, Franklin Municipal Securities Trust's Board of Trustees approved proposals to merge the Franklin Arkansas Municipal Bond Fund, Franklin Hawaii Municipal Bond Fund and Franklin Washington Municipal Bond Fund into Franklin Federal Tax-Free Income Fund, subject to shareholder approval. Franklin Federal Tax-Free Income Fund's Board of Directors also approved the mergers. The investment goal of Franklin Arkansas Municipal Bond Fund, Franklin Hawaii Municipal Bond Fund and Franklin Washington Municipal Bond Fund is to maximize income exempt from federal income taxes and from the personal income taxes, if any, for resident shareholders of the fund's state to the extent consistent with prudent investing and the preservation of shareholders' capital. The investment goal of the Franklin Federal Tax-Free Income Fund is to provide investors with as high a level of interest income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Boards believe these proposed mergers will benefit shareholders.

     It is anticipated that in the spring of 1999 shareholders of Franklin Arkansas Municipal Bond Fund, Franklin Hawaii Municipal Bond Fund and
     Franklin Washington Municipal Bond Fund will receive a proxy and proxy statement requesting their votes on the applicable merger.

     Franklin Arkansas Municipal Bond Fund, Franklin Hawaii Municipal Bond Fund and Franklin Washington Municipal Bond Fund were closed to new investors after the close of business on January 12, 1999. If you were a shareholder of record as of the close of business on January 12, 1999, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividends or capital gain distributions.

     Although you may redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of Franklin Arkansas Municipal Bond Fund, Franklin Hawaii Municipal Bond Fund and Franklin Washington Municipal Bond Fund or to reopen your account in those funds.

II. As of January 1, 1999, Class I shares are designated Class A and Class II shares are designated Class C. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

III. The following is added to the section "Additional Information on Selling Shares," found under "How Do I Buy, Sell and Exchange Shares?":

     The contingent deferred sales charge will generally be waived for redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the Securities Dealer of record waived its commission in connection with the purchase.

IV.  Under "Miscellaneous Information," the following is added:

     The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.



                Please keep this supplement for future reference.